Distribution of Subsidiary	12 Months Ended
Dec. 31, 2012
Distribution of Subsidiary [Abstract]
Distribution of Subsidiary
(3) Distribution of Subsidiary
On May 6, 2010, the Company distributed 100% of its interest in one of its consolidated subsidiaries, Commerce Technologies, Inc. ("Commerce"), to Liberty. The transfer was recorded at book value and the Company recognized no gain or loss on the transaction and is included in Contribution received from (dividend paid to) Liberty and other in the consolidated statements of equity. At the time of the transfer, the net book value of Commerce consisted of the following components (in millions):

Cash	$12
Goodwill	9
Other assets	10
Liabilities	(10)
Net book value	$21